EXHIBIT 4.9
              Conversion of Securities and Share Exchange Agreement
                          National Boston Medical, Inc.

THE SECURITIES WHICH ARE THE SUBJECT OF EACH OF THESE AGREEMENTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), NOR HAVE THEY BEEN REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

Name: ___________________________________________________________________

Address:___________________________________________________________________

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              12% Convertible Redeemable Preferred Stock, Series A

     The above-listed individuals (the "Stockholders") are the holders of a Share of 12% Convertible Redeemable Preferred Stock evidenced by an Agreement dated the ____ day of _____________ 1998 with a face value of $25,000 issued by National Boston Medical, Inc., a Delaware Corporation, whose principal place of business is 43 Taunton Green, Taunton, Massachusetts (the "Company").

     In consideration of the mutual promises, covenants, and representations contained herein, and other good and valuable consideration, the receipt and sufficiency of such is hereby acknowledged,

     THE PARTIES HERETO AGREE AS FOLLOWS:

1. The Stockholders agree to convert the Preferred Stock and any accrued and unpaid dividends to which the Stockholders are entitled as of the date of execution of this Agreement to legended common stock in the Company simultaneously with the execution of this agreement.

2. The conversion rate for this exchange shall be such that the Stockholders shall receive one (1) legended share of the common stock of the Company for every $2.20 invested in the Preferred Stock of the Company. This conversion rate represents an approximate 12% discount from the stated conversion rate. The targeted Record Date for the conversion, subject to other provisions contained herein, is August 19, 1998.

3. Stockholders represent to the Company that their sole consideration for consenting to the Transaction is the receipt of shares of the Company's common stock and that they are taking the shares with the intention of investing in the Company and not with the intention to distribute such shares. Stockholders understand and acknowledge that all shares are Restricted as that term is defined by the Securities Act of 1933 (the "Act"). Stockholders agree that their shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Act and applicable state securities laws, which restrictions require the approval of the Company for the transfer of any shares. Stockholders have been advised that the Company has no obligation to cause the shares to be registered under the Act or to comply with any exemption under the Act, including but not limited to that set forth in Rule 144 promulgated under the Act, which would permit the shares to be sold by Stockholders. Stockholders understand that it is not anticipated that there will be any market for resale of the shares, and that it may not be possible for the Stockholders to liquidate an investment in the shares. Stockholders understand the legal consequences of the foregoing to mean that they must bear the economic risk of his investment in the shares. They understand that any instruments representing the shares may bear restrictive legends restricting the transfer thereof.

4. Stockholders have the financial ability to bear the economic risk of an investment in the Company, have adequate means of providing for their current needs and personal contingencies, have no need for liquidity in such investment, and could afford a complete loss of such investment. Stockholders' overall commitment to investments that are not readily marketable is not disproportionate to their net worth, and their investment in the Company will not cause such overall commitment to become excessive.

     Accredited Investor Representation and Warranty

Stockholders also represent that they meet at least one of the following criteria: (please check one or more lines, as applicable)

__________ (i) He/She qualifies as an accredited investor under Regulation D of the Securities Act of 1933 (the "Act"); or

_________ (ii) Is a bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or
     (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or

_________ (iii) Is a private business  development company as defined in section
     202(a)(22) of the Investment Advisors Act of 1940; or --

_________ (iv) Is an organization described in Section 501(c)(3) of the Internal
     Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or --

_________ (v) Is a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or --

_________ (vi) He/She is a natural person whose individual net worth or joint net worth with his spouse, at the time of his purchase, exceeds $1,000,000 (ONE MILLION DOLLARS); or

_________  (vii)  He/She is a natural  person  and had an  individual  income in excess of $200,000 (TWO-HUNDRED THOUSAND DOLLARS) in each of the two most recent years, or jointly with his spouse in excess of $300,000 (THREE-HUNDRED THOUSAND DOLLARS) in each of those years, and who reasonably expects to achieve at least the same income level in the current year; or
     --

_________ (viii) Is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purpose is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or --

_________ (ix) Is an entity in which all of the equity owners are accredited investors.



5. Stockholders understand and acknowledge the fact that recission or other such legal rights may exist in Stockholders' state of residence, the State of Delaware or by Federal law. Stockholders hereby intend to and do hereby waive, relinquish and extinguish such rights by converting their interest in the Company from Preferred to Common Stock) and accept such consideration in full and complete satisfaction of such rights.

6. Stockholders understand and have been informed that one of the Company's underlying objectives behind the conversion of this Stock is to enable it to enter into a Share Exchange Agreement with a corporation ("TBA") that is then trading on the OTC Bulletin Board, but which has little or no significant assets or liabilities. Stockholders understand and acknowledge that the Company will achieve this Share Exchange by way of reverse merger, whereby if Stockholders convert their Preferred Stock into legended common shares of the Company they will receive a pro-rata share of the legended common shares in the new company.

7. Stockholders, by execution of the signature page affixed hereto, hereby irrevocably constitute and appoint Daniel J. Hoyng or his/her designee for a period of 90 (ninety) days from the date of execution of this Agreement as true and lawful attorney for them and in their name, place and stead for the purpose of taking any and all actions deemed reasonably necessary by said attorney regarding the Share Exchange Agreement as discussed herein and to execute any and all acts or documents necessary to accomplish or effect that objective including but not limited to: (a) the extension of any target date described either herein or in the Share Exchange Agreement for a period of 60 (sixty) days; (b) to execute any documents to effect the bond conversion; (c) to execute any documents to effect the Share Exchange Agreement; (e) to execute, acknowledge, make, swear to, verify, deliver, record, file and/or publish, for and on behalf of such Stockholders, any and all instruments and documents required herein; and (f) to execute any and all other instruments as may be deemed necessary or desirable by said attorney to carry out the full provisions of this Agreement. The power of attorney being hereby granted is a Special Power of Attorney coupled with an interest, is irrevocable and shall survive the death or legal incapacity of either granting Stockholder.

8. Stockholders understand and acknowledge the significance of this transaction and hereby acknowledges the Company's recommendation that Stockholders consult with an independent personal financial advisor (as necessary) prior to executing this Agreement between themselves and the Company. Stockholders understand and acknowledge that their consent to the foregoing is irrevocable and final and that the Company intends to rely on that consent immediately and irrevocably. In making their decision, Stockholders have relied solely upon independent investigations made by them. They have received no representation nor warranty from the Company nor from any affiliates, employees or agents of the Company. In addition, they are not making a decision as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees, including Stockholders, had been invited as a result of, subsequent to, or pursuant to any of the foregoing.

9. Stockholders have been given a full opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of this Agreement and the business of the Company, and to obtain additional information necessary to verify the accuracy of the information given them or to obtain such other information as is desired in order to evaluate an investment in the Company. All such questions have been answered to the full satisfaction of the Stockholders.

10. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this _____ day of July 1998.

By:  _______________________________________________




By:  _______________________________________________




Accepted By:         _______________________________________
(An authorized representative of National Boston Medical, Inc.)

                                 Warrantholders

The above-listed individuals ("Warrantholders") are the holders of 10,000 Common Stock Purchase Warrants ("Warrants") dated the 20th day of February 1998 entitling the Warrantholders at an exercise price of $2.50 per share to purchase 10,000 shares of the legended common stock of National Boston Medical, Inc., a Delaware Corporation, whose principal place of business is 43 Taunton Green, Taunton, Massachusetts (the "Company").

The term for exercise of the Warrants is five years from the date of issuance (the "Term").

In  consideration  of  the  mutual  promises,   covenants,  and  representations
contained herein, and other good and valuable consideration, the receipt and sufficiency of such is hereby acknowledged,

     THE PARTIES HERETO AGREE AS FOLLOWS:

1. The Warrantholders agree to exercise the Warrant to purchase legended common stock in the Company simultaneously with the execution of this agreement.

2.   The conversion rate for the exchange shall be __________ per share.

3. The targeted Record Date for exercise of the Warrant, subject to other provisions contained herein, is August 19, 1998.

4. Warrantholders represent to the Company that their sole consideration for consenting to the Transaction is the receipt of shares of the Company's common stock and that they are taking the shares with the intention of investing in the Company and not with the intention to distribute such shares. Warrantholders understand and acknowledge that all shares are Restricted as that term is defined by the Securities Act of 1933 (the "Act"). Warrantholders agree that their shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Act and applicable state securities laws, which restrictions require the approval of the Company for the transfer of any shares. Warrantholders have been advised that the Company has no obligation to cause the shares to be registered under the Act or to comply with any exemption under the Act, including but not limited to that set forth in Rule 144 promulgated under the Act, which would permit the shares to be sold by Warrantholders. Warrantholders understand that it is not anticipated that there will be any market for resale of the shares, and that it may not be possible for Warrantholders to liquidate an investment in the shares. Warrantholders understand the legal consequences of the foregoing to mean that they must bear the economic risk of their investment in the shares. They understand that any instruments representing the shares may bear restrictive legends restricting the transfer thereof.

5. Warrantholders have the financial ability to bear the economic risk of an investment in the Company, have adequate means of providing for their current needs and personal contingencies, have no need for liquidity in such investment, and could afford a complete loss of such investment. Warrantholders' overall commitment to investments that are not readily marketable is not disproportionate to their net worth, and their investment in the Company will not cause such overall commitment to become excessive.

     Accredited Investor Representation and Warranty

Warrantholders also represent that they meets at least one of the following criteria: (please check one or more lines, as applicable)

__________ (i) He/She qualifies as an accredited investor under Regulation D of the Securities Act of 1933 (the "Act"); or

_________ (ii) Is a bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or
     (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or --

_________ (iii) Is a private business  development company as defined in section
     202(a)(22) of the Investment Advisors Act of 1940; or --


_________ (iv) Is an organization described in Section 501(c)(3) of the Internal
     Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or --

_________ (v) Is a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or --

_________ (vi) He/She is a natural person whose individual net worth or joint net worth with his spouse, at the time of his purchase, exceeds $1,000,000 (ONE MILLION DOLLARS); or --

_________  (vii)  He/She is a natural  person  and had an  individual  income in excess of $200,000 (TWO-HUNDRED THOUSAND DOLLARS) in each of the two most recent years, or jointly with his spouse in excess of $300,000 (THREE-HUNDRED THOUSAND DOLLARS) in each of those years, and who reasonably expects to achieve at least the same income level in the current year; or

_________ (viii) Is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purpose is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or --

_________ (ix) Is an entity in which all of the equity owners are accredited investors.

6. Warrantholders understand and acknowledge the fact that recission or other such legal rights may exist in Warrantholders' state of residence, the State of Delaware or by Federal law. Warrantholders hereby intend to and do hereby waive, relinquish and extinguish such rights by exercising their Warrant and by purchasing shares of the Company's Common Stock in accordance with the terms as set forth herein and accept such consideration in full and complete satisfaction of such rights.

7. Warrantholders understand and have been informed that one of the Company's underlying objectives behind the incentive to exercise this Warrant is to enable it to enter into a Share Exchange Agreement with a corporation ("TBA") that is then trading on the OTC Bulletin Board, but which has little or no significant assets or liabilities. Warrantholders understand and acknowledge that the Company will achieve this Share Exchange by way of reverse merger, whereby if Warrantholders exercise their Warrants they will receive a pro-rata share of the legended common shares in the new company. Warrantholders also understand and acknowledge that should they choose not to exercise the Warrant in accordance with the terms as set forth herein, they would receive an equivalent Warrant in the newly acquired Company. By converting the Warrant herein, Warrantholders expressly relinquish the right to retain a Warrant in the newly acquired company.

8. Warrantholders, by execution of the signature page affixed hereto, hereby irrevocably constitute and appoint Daniel J. Hoyng or his/her designee for a period of 90 (ninety) days from the date of execution of this Agreement as true and lawful attorney for them and in their name, place and stead for the purpose of taking any and all actions deemed reasonably necessary by said attorney regarding the Share Exchange Agreement as discussed herein and to execute any and all acts or documents necessary to accomplish or effect that objective including but not limited to: (a) the extension of any target date described either herein or in the Share Exchange Agreement for a period of 60 (sixty) days; (b) to execute any documents to effect the exercise of any Warrants; (c) to execute any documents to effect the Share Exchange Agreement; (e) to execute, acknowledge, make, swear to, verify, deliver, record, file and/or publish, for and on behalf of such Warrantholders, any and all instruments and documents required herein; and
     (f) to execute any and all other instruments as may be deemed necessary or desirable by said attorney to carry out the full provisions of this Agreement. The power of attorney being hereby granted is a Special Power of Attorney coupled with an interest, is irrevocable and shall survive the death or legal incapacity of either granting Warrantholder.

9. Warrantholders understand and acknowledge the significance of this transaction and hereby acknowledge the Company's recommendation that Warrantholders consult with an independent personal financial advisor (as necessary) prior to executing this Agreement between themselves and the Company. Warrantholders understand and acknowledge that their consent to the foregoing is irrevocable and final and that the Company intends to rely on that consent immediately and irrevocably. In making their decision, Warrantholders have relied solely upon independent investigations made by them. They have received no representation nor warranty from the Company nor from any affiliates, employees or agents of the Company. In addition, they are not making a decision as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees, including Warrantholders, have been invited as a result of, subsequent to, or pursuant to any of the foregoing.

10. Warrantholders have been given a full opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of this Agreement and the business of the Company, and to obtain additional information necessary to verify the accuracy of the information given him/her or to obtain such other information as is desired in order to evaluate an investment in the Company. All such questions have been answered to the full satisfaction of the Warrantholders.

11. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this _____ day of July 1998.

By:  _______________________________________________

By:  _______________________________________________

Accepted By:         _______________________________________
(An authorized representative of National Boston Medical, Inc.)

                       Share Exchange and Merger Agreement

THIS CONSENT SHOULD ONLY BE EXERCISED BY THE EXISTING STOCKHOLDERS OF NATIONAL BOSTON MEDICAL, INC. AND WARRANT HOLDERS WHO HAVE EXECUTED AN EXERCISE AGREEMENT.

In  consideration  of  the  mutual  promises,   covenants,  and  representations
contained herein, and other good and valuable consideration, the receipt and sufficiency of such is hereby acknowledged,

     THE PARTIES HERETO AGREE AS FOLLOWS:

A. National Boston Medical, Inc. (the "Company") intends to enter into a Share Exchange Agreement with a corporation ("TBA"), as a merger whereby the common stockholders of the Company are to exchange 100% of its issued and outstanding Common Stock for 90% (subject to a 5% variance) of the issued and outstanding Common Stock in TBA, a company then listed for stock quotations on the OTC Bulletin Board (the "Transaction").

B. The Undersigned understand and acknowledge that as a result of the Transaction, also known as a reverse merger, National Boston Medical, Inc. will become a wholly-owned subsidiary of TBA and merge into TBA. TBA will change its name to National Boston Medical, Inc.

C. The Undersigned understand and acknowledge that as a result of the Transaction, they will be asked to and will in fact surrender their shares of Common Stock in National Boston Marketing, Inc., and as sole consideration will receive a quantity of Restricted (as that term is defined by the Securities Act of 1933 (the "Act")) shares of the Common Stock of TBA which is equivalent to their pro-rata share in the Company.

D. As an incentive to consent to the Transaction, the Company will use its best efforts to acquire an undetermined quantity of the unrestricted stock of TBA, which the Company will then promptly distribute to its stockholders pro-rata in the form of a Property Distribution (the "Distribution"). Only stockholders as of the Record Date will be entitled to receive such shares. The targeted Record Date, subject to other provisions contained herein, is August 20, 1998. No Warrantholder (not having exercised their Warrants as of the Record Date) will be affected by such distribution, as none shall receive such distributed shares.

E. The Undersigned represent to the Company that their sole consideration for consenting to the Transaction is the receipt of shares of TBA's common stock and that they are taking the shares with the intention of investing in TBA and not with the intention to distribute such shares. The Undersigned understand and acknowledge that all shares are Restricted as that term is defined by the Securities Act of 1933 (the "Act"). The Undersigned agree that their shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except in compliance with the Act and applicable state securities laws, which restrictions require the approval of the Company for the transfer of any shares. The Undersigned have been advised that the Company has no obligation to cause the shares to be registered under the Act or to comply with any exemption under the Act, including but not limited to that set forth in Rule 144 promulgated under the Act, which would permit the shares to be sold by the Undersigned. The Undersigned understand that it is not anticipated that there will be any market for resale of the shares, and that it may not be possible for the Undersigned to liquidate an investment in the shares. The Undersigned understand the legal consequences of the foregoing to mean that they must bear the economic risk of their investment in the shares. They understand that any instruments representing the shares may bear restrictive legends restricting the transfer thereof.

F. The Undersigned have the financial ability to bear the economic risk of an investment in the Company, have adequate means of providing for their current needs and personal contingencies, have no need for liquidity in such investment, and could afford a complete loss of such investment. The Undersigned's overall commitment to investments that are not readily marketable is not disproportionate to their net worth, and their investment in the Company will not cause such overall commitment to become excessive.

     Accredited Investor Representation and Warranty

The Undersigned also represent that they meet at least one of the following criteria: (please check one or more lines, as applicable)

__________ (i) He/She qualifies as an accredited investor under Regulation D of the Securities Act of 1933 (the "Act"); or

_________ (ii) Is a bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or
     (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or --

_________ (iii) Is a private business  development company as defined in section
     202(a)(22) of the Investment Advisors Act of 1940; or --

_________ (iv) Is an organization described in Section 501(c)(3) of the Internal
     Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or --

_________ (v) Is a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or --

_________ (vi) He/She is a natural person whose individual net worth or joint net worth with his spouse, at the time of his purchase, exceeds $1,000,000 (ONE MILLION DOLLARS); or --

_________  (vii)  He/She is a natural  person  and had an  individual  income in excess of $200,000 (TWO-HUNDRED THOUSAND DOLLARS) in each of the two most recent years, or jointly with his spouse in excess of $300,000 (THREE-HUNDRED THOUSAND DOLLARS) in each of those years, and who reasonably expects to achieve at least the same income level in the current year; or
     --

_________ (viii) Is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purpose is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or --

_________ (ix) Is an entity in which all of the equity owners are accredited investors.



G. The Undersigned understand and acknowledge the fact that recission rights, dissenter's rights or other such legal rights may exist in the Undersigned's state of residence, the State of Delaware or by Federal law. The Undersigned hereby intend to and do hereby waive, relinquish and extinguish such rights by consenting to the Share Exchange and accept shares in TBA as sole consideration and in full and complete satisfaction of such rights.

H. The Undersigned, by execution of the signature page affixed hereto, hereby irrevocably constitute and appoint Daniel J. Hoyng or his/her designee for a period of 90 (ninety) days from the date of execution of this Agreement as true and lawful attorney for them and in their name, place and stead for the purpose of taking any and all actions deemed reasonably necessary by said attorney regarding the Share Exchange Agreement as discussed herein and to execute any and all acts or documents necessary to accomplish or effect that objective including but not limited to: (a) the extension of any target date described either herein or in the Share Exchange Agreement for a period of 60 (sixty) days; (b) to execute any documents to effect the bond conversion and to effect the exercise of any Warrants; (c) to execute any documents to effect the Share Exchange Agreement; (e) to execute, acknowledge, make, swear to, verify, deliver, record, file and/or publish, for and on behalf of the Undersigned, any and all instruments and documents required herein; and (f) to execute any and all other instruments as may be deemed necessary or desirable by said attorney to carry out the full provisions of this Agreement. The power of attorney being hereby granted is a Special Power of Attorney coupled with an interest, is irrevocable and shall survive the death or legal incapacity of the granting Undersigned.

I. The Undersigned understand and acknowledge the significance of this transaction and hereby acknowledge the Company's recommendation that the Undersigned consult with an independent personal financial advisor (as necessary) prior to executing this Agreement between himself and the

     Company. The Undersigned understand and acknowledge that their consent to the foregoing is irrevocable and final and that the Company intends to rely on that consent immediately and irrevocably. In making their decision, the Undersigned have relied solely upon independent investigations made by them. They have received no representation nor warranty from the Company nor from any affiliates, employees or agents of the Company. In addition, they are not making a decision as a result of or subsequent to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees, including the Undersigned, have been invited as a result of, subsequent to, or pursuant to any of the foregoing.



J. The Undersigned have been given a full opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of this Agreement and the business of the Company, and to obtain additional information necessary to verify the accuracy of the information given them or to obtain such other information as is desired in order to evaluate an investment in the Company. All such questions have been answered to the full satisfaction of the Undersigned.

K. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

THIS CONSENT SHOULD ONLY BE EXERCISED BY THE EXISTING STOCKHOLDERS OF NATIONAL BOSTON MEDICAL, INC. AND WARRANT HOLDERS WHO HAVE EXECUTED AN EXERCISE AGREEMENT.

     IN WITNESS WHEREOF, the undersigned has executed this Agreement this _____ day of July 1998.


By:  _______________________________________________



By: ________________________________________________



Accepted By:         _______________________________________
(An authorized representative of National Boston Medical, Inc.)